Exhibit 10.41

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SEVENTH AMENDMENT TO AGREEMENT 1450

This Seventh Amendment to Memorandum of Agreement #1450 (MOA) is made on September 21, 2023, by and between A & M Products Manufacturing Company, 1221 Broadway, Oakland, California, 94612, hereinafter “Buyer” and Oil-Dri Corporation of America, 410 N. Michigan Avenue, Chicago, Illinois 60611, hereinafter “Seller”.

RECITALS

A.Buyer and Seller are parties to Memorandum of Agreement (“MOA”), as amended, dated March 12, 2001, as amended by the First Amendment, dated December 13, 2002, and the Second Amendment, dated October 15, 2007, and the Third Amendment, dated May 27, 2016, the Fourth Amendment, dated December 4, 2020, the Fifth Amendment, dated April 14, 2023 and the Sixth Amendment, dated June 29, 2023 (the “Original Agreement”); and

A.Seller and Buyer wish to amend the Original Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree to amend the Original Agreement as follows:

a.Schedule 1. Section B. Term. is amended and restated in its entirety to read as follows:

“The initial term of this Agreement (“Initial Term”) will commence as of a Commencement Date of March 12, 2001 and expiring at [***] unless sooner terminated pursuant to this Agreement.”

a.Schedule 1. Section E.(2). Ochlocknee Product. is amended to add the following sentence:

“Notwithstanding anything herein to the contrary, the Base Price for the product from [***] through [***] shall be [***], and the Base Price for the product from [***] through [***] shall be [***].”

a.The terms of the Original Agreement shall remain in full force and effect except as amended, modified and superseded hereby. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Original Agreement.

a.The parties represent and warrant to each other that any person or entity purporting to have the authority to enter into this Amendment on behalf of or for the benefit of a party has such authority.

a.This Amendment may be executed by use of electronic signature and may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this agreement by electronic means, including by an electronic signature service provider complying with the provisions of the federal E-SIGN Act, the Uniform Electronic Transactions Act and/or other applicable law, portable document format (PDF) or by other electronic means shall be equally effective as delivery of an original by mail.

[The remainder of this page is intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed, all as of the date first written above.

BUYER: A & M Products Manufacturing Company

By: /s/ Tom Alexander

SELLER: Oil Dri Corporation of America

By: /s/ Dan Jaffee